UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2011

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2011, William B. Moore advised our Board of Directors that he will retire as our Chief Executive Officer, effective July 31, 2011. Mr. Moore previously announced at our annual meeting of shareholders on May 19, 2011 his intention to retire later in the year.

On June 29, 2011, our Board of Directors appointed Mark A. Ruelle as our Chief Executive Officer, effective August 1, 2011. Mr. Ruelle, age 49, has served since May 19, 2011 as a Class III director and as our President and Chief Financial Officer. Mr. Ruelle had served since January 2003 as our Executive Vice President and Chief Financial Officer, and as Vice President and Treasurer of our wholly-owned subsidiary, Kansas Gas and Electric Company.

On June 29, 2011, our Compensation Committee approved, and our Board of Directors ratified, the vesting of a prorated number of Mr. Moore’s outstanding time-based restricted share units upon his retirement on July 31, 2011. In addition, the target awards under Mr. Moore’s outstanding performance-based restricted share unit awards will be prorated upon his retirement on July 31, 2011, with vesting and payment of the prorated performance-based award to be made at the end of the performance period based on our total shareholder return for the entire performance period, as provided in the applicable award documents. In both cases, proration will be based upon the number of days from the applicable grant date through July 31, 2011. An amendment to Mr. Moore’s restricted share unit award documents is attached as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

Beginning July 6, 2011, we will discuss with various investors the presentation slides attached to this report as Exhibit 99.1, which exhibit is incorporated herein by this reference. This information is available to the public on our website, http://www.WestarEnergy.com. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Amendment to William B. Moore award documents
Exhibit 99.1	Westar Energy, Inc. presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: July 6, 2011	By:	/s/ LARRY D. IRICK
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 10.1	Amendment to William B. Moore award documents

Exhibit 99.1	Westar Energy, Inc. presentation slides